UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 17, 2007



                            HERITAGE FINANCIAL GROUP
                            ------------------------

             (Exact name of Registrant as specified in its charter)


        United States                     000-51305               45-0479535
        --------------                    ---------               ----------
 (State or Other Jurisdiction      (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                      Identification No.)

               721 North Westover Boulevard, Albany, Georgia 31707
               ---------------------------------------------------
                    (Address of principal executive offices)

                                 (229) 420-0000
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS.

         On July 19, 2007, Heritage Financial Group issued a press release announcing its financial results for the second quarter and six months ended June 30, 2007. The full text of the press release is set forth in Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 8.01. OTHER EVENTS

         In the press release issued on July 19, 2007, the Company also announced that its Board of Directors has declared a regular quarterly cash dividend of $0.06 per common share. The dividend will be paid on August 24, 2007, to stockholders of record as of August 10, 2007.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (d) Exhibits.

                  99       Press Release dated July 19, 2007


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  HERITAGE FINANCIAL GROUP



Date:  July 19, 2007              By:  /s/  T. Heath Fountain
                                       -----------------------------------------
                                        T. Heath Fountain
                                        Senior Vice President and
                                        Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number           Description of Exhibit(s)
------           -------------------------

    99           Copy of press release issued by the Company on July 19, 2007.